American Beacon Ninety One International Franchise Fund

Supplement dated September 5, 2025, to the Prospectus, Summary Prospectus, and Statement of Additional Information

each dated February 21, 2025, as previously amended or supplemented

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION

On August 25, 2025, the Board of Trustees of the American Beacon Funds approved a Plan of Reorganization and Termination (the “Reorganization Plan”) that provides for the reorganization of the American Beacon Ninety One International Franchise Fund (the “Target Fund”), a series of the American Beacon Funds, into the American Beacon Ninety One International Franchise ETF (the “Acquiring ETF”), a newly created series of the American Beacon Select Funds (the “Reorganization”). The Reorganization is subject to a number of conditions, including approval of the Reorganization Plan by the Target Fund’s shareholders.

American Beacon Advisors, Inc. (“AmBeacon”) serves as the Target Fund’s investment advisor and administrator and will continue to serve as the Acquiring ETF’s investment advisor and administrator. Ninety One North America, Inc. (“Ninety One”) serves as sole sub-advisor to the Target Fund and will continue to serve as the sole sub-advisor to the Acquiring ETF after the Reorganization. After the Reorganization, it is anticipated that the Acquiring ETF will continue to have the same portfolio managers and will be managed in the same manner as the Target Fund.

The Reorganization Plan, which sets forth the terms of the Reorganization, provides for the Target Fund to transfer all of its assets to the Acquiring ETF in exchange solely for shares of the Acquiring ETF having an aggregate net asset value equal to the Target Fund’s net assets, and the Acquiring ETF’s assumption of all of the Target Fund’s liabilities.

If the Target Fund’s shareholders approve the Reorganization Plan, upon completion of the Reorganization, the Target Fund’s shareholders will become shareholders of the Acquiring ETF, which is an exchange-traded fund, commonly referred to as an “ETF.” The Acquiring ETF will not commence investment operations prior to the Reorganization, if approved, and the Acquiring ETF’s shares are not currently being offered to the public, nor have they been approved for listing on any exchange. However, it is anticipated that the Acquiring ETF’s shares will be listed for trading on NYSE Arca, Inc.

Effective as of the date of this supplement, the Target Fund’s R6 Class will be closed to new shareholders. Prior to the Reorganization, all outstanding Target Fund Y Class shares will be converted into R5 Class shares and Y Class shareholders will become R5 Class shareholders. The Target Fund’s R5 Class will then become shareholders of the Acquiring ETF upon the Reorganization. The Target Fund’s R6 Class will not be converted and will be terminated on or prior to the Closing Date.

91IF-PRO20250905

The Target Fund’s shareholders will receive shares of the Acquiring ETF equal in value to the shares of the Target Fund that they held prior to the Reorganization (except for the value of any fractional shares which will be distributed in cash to Target Fund shareholders).

Although shareholders will not typically incur any sales loads or other transaction charges in connection with the Reorganization, please consult your financial intermediary for additional details on specific fee policies as they may apply to you. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes such that Target Fund shareholders will not recognize any gain or loss in connection with the Reorganization, except to the extent that you receive cash in connection with the liquidation of any fractional shares in the Reorganization. Ninety One will bear all direct costs of the Reorganization, including the costs of preparing the Reorganization Plan and the combined proxy statement/prospectus that will be sent to shareholders seeking approval of the Reorganization Plan from the Target Fund’s shareholders.

A special meeting of shareholders will be scheduled for shareholders of the Target Fund to consider and vote on the Reorganization Plan. If shareholders of the Target Fund approve the Reorganization Plan, the Reorganization is expected to take effect on or about January 9, 2026.

Shareholders of the Target Fund will receive a combined proxy statement/prospectus that contains additional information about the shareholder meeting and the proposed Reorganization. Shareholders should read these materials carefully, as they will contain a more detailed description of the proposed Reorganization.

The foregoing disclosure is not intended to solicit a proxy from any Target Fund shareholder.

****************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE